SMITH BARNEY INVESTMENT FUNDS INC.
on behalf of
SMITH BARNEY SPECIAL EQUITIES FUND
(the "Fund")

Supplement dated February 2, 1998

to

Prospectus dated April 30, 1997



	The Fund seeks to achieve its investment objective of long-term capital appreciation by investing in equity securities of growth companies, generally not within the Standard and Poor's 500 Composite Stock Price Index. Consistent with this objective and policy, the Board of Directors has approved a proposal by the Fund's Investment Adviser to expand the companies evaluated for investment by the Fund to include small capitalization companies representative of the broad benchmarks against which the Fund's performance is frequently judged. The Investment Adviser believes that having the flexibility to invest in companies representative of the broader market, in addition to those selected for their superior appreciation potential, will aid the Fund in achieving more consistent relative performance and seeking to reduce volatility.

	In addition to its fundamental analysis of companies to identify those with superior appreciation potential, the Fund's Investment
Adviser will utilize an actively managed quantitative investment strategy to isolate securities that are believed to have a high probability of outperforming their respective industry/sector peer groups. The portfolio manager is supported by investment professionals, including a team that is quantitatively oriented.



FD 01392       2/98



u:legal\funds\sliv\misc\speqstr1.doc